UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2023
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Privia Health Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware		001-40365	81-3599420
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(I.R.S. Employer Identification No.)

950 N. Glebe Rd.,
Suite 700
Arlington,	Virginia		22203
(Address of Principal Executive Offices)			(Zip Code)
(571) 366-8850
Registrant's telephone number, including area code

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRVA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On April 7, 2023, Shawn Morris, Chief Executive Officer of Privia Health Group, Inc. (the “Company”), notified the Board of Directors (the “Board”) that he will retire as Chief Executive Officer of the Company on July 1, 2023. Mr. Morris intends to continue to serve on the Board as a non-employee director following his retirement.
On April 11, 2023, the Board appointed Parth Mehrotra, the Company’s President and Chief Operating Officer, to succeed Mr. Morris as Chief Executive Officer effective July 1, 2023 (the “Transition Date”). Mr. Mehrotra will cease to serve as President and Chief Operating Officer on the Transition Date. The Board expects to appoint Mr. Mehrotra to the Board on the Transition Date, subject to his assuming the role of Chief Executive Officer.
Biographical Information Regarding Mr. Mehrotra
Parth Mehrotra, age 44, has served as the Company’s President and Chief Operating Officer since 2018. Prior to his role at Privia Health, Mr. Mehrotra was the Chief Operating Officer of Brighton Health Group Holdings, LLC from 2016 to 2018, the former parent company of Privia Health. Prior to 2016, Mr. Mehrotra held a senior finance role at athenahealth Inc., and also worked in the healthcare investment banking group at Goldman Sachs and Co. and as a management consultant at Accenture. Mr. Mehrotra received an M.B.A. from Northwestern University’s Kellogg School of Management and a B.A. in Economics from St. Stephen’s College, University of Delhi.
Term Sheet with Mr. Mehrotra
In connection with Mr. Mehrotra’s promotion, the Company and Mr. Mehrotra entered into a term sheet outlining the principal terms and conditions of his employment as Chief Executive Officer (the “Mehrotra Term Sheet”), which is expected to be replaced and superseded by an amendment and restatement of Mr. Mehrotra’s existing employment agreement.
Pursuant to the Mehrotra Term Sheet, (i) as of the Transition Date, Mr. Mehrotra’s annual base salary will be $600,000 per annum, with a target bonus of 100% of base salary; (ii) subject to Board approval, an incremental 2023 long-term incentive program award with respect to a number of shares of the Company’s common stock having an aggregate value as of the grant date of $1 million, consisting of a mix of performance stock units (60%) that vest based on performance metrics over a three-year performance period and time-based restricted stock units (40%) that vest ratably over 3 years, which award shall be in addition to Mr. Mehrotra’s annual equity award under the Company’s 2023 long-term incentive program to be awarded in his current capacity as President and Chief Operating Officer; and (iii) subject to Board approval, an additional one-time award with respect to a number of shares of the Company’s common stock having an aggregate value as of the grant date of $6 million, consisting of performance stock units which will be eligible to vest solely based on the Company’s relative total shareholder return percentile compared to a group of peer companies for a four-year performance period (July 1, 2023 through June 30, 2027) (the “Relative TSR PSUs”) with a payout of 50% to 200% of the number of Relative TSR PSUs granted, depending on the level of performance achieved once a threshold level of performance is met.
Term Sheet with Mr. Morris
In connection with Mr. Morris’s retirement on the Transition Date, the Company and Mr. Morris entered into a term sheet outlining the principal terms and conditions of Mr. Morris’ transition (the “Morris Term Sheet”), which is expected to be replaced and superseded by a formal transition and separation agreement.
Pursuant to the Morris Term Sheet, Mr. Morris will be eligible to receive a pro-rata annual performance bonus for the period from January 1, 2023 to June 30, 2023. The amount of the bonus will be based on the achievement of relevant performance metrics under the Company’s corporate scorecard and funding of the bonus pool and will be paid in 2024 at the time bonuses for 2023 are paid to the Company’s other executive officers.
Pursuant to the Morris Term Sheet, the equity awards granted to Mr. Morris prior to the Transition Date will remain outstanding and continue to vest in accordance with their terms and on the current vesting schedule, until Mr. Morris resigns or is removed from the Board. Mr. Morris will have one year following his resignation or removal from the Board to exercise all then vested and outstanding options granted prior to the Transition Date; provided that, Mr. Morris shall not be permitted to exercise any option following the applicable option expiration date.
In addition, Mr. Morris will receive a monthly cash payment equal to his COBRA premium payments for a period of 12 months following the Transition Date.
The transition and separation agreement memorializing the terms of the Morris Term Sheet will include a standard release of claims and a commitment by Mr. Morris to assist in the transition of his responsibilities to a successor

Chief Executive Officer selected by the Board. In addition, Mr. Morris agreed to execute all documents required by the Board for service as a director, except that the Company will not be committed to provide additional equity awards to Mr. Morris as a non-employee director for so long as Mr. Morris continues to hold outstanding unvested equity awards from the Company received in his capacity as Chief Executive Officer, and the restrictive covenants from Mr. Morris’ existing employment agreement will be incorporated into the Director Package and will apply during Mr. Morris’ tenure on the Board and for an 18-month period thereafter.
Item 7.01 Regulation FD Disclosure.
A copy of the press release announcing the executive transition is attached to this Current Report as Exhibit 99.1.
The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” that are based on the Company’s beliefs and assumptions and on information currently available to the Company on the date of this Current Report on Form 8-K. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “continue,” “could,” “design,” “estimate,” “expect,” “may,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements about the executive officer transition. Except as required by law, the Company assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Factors that could cause the Company’s actual results to differ materially from the results anticipated in the Company’s forward-looking statements include the risk that the Company may not receive cash from operating activities in the amounts or in the time frame it expects, as well as risks and uncertainties inherent in the Company’s business, including those factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. All information in this Current Report on Form 8-K is as of the date of this Current Report on Form 8-K, and the Company undertakes no duty to update this information unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit:

Exhibit No.	Description
99.1	Privia Health Group, Inc. Press Release Dated April 12, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVIA HEALTH GROUP, INC.

Date: April 12, 2023	By:	/s/ David Mountcastle

Name: David Mountcastle
Title: Executive Vice President, Chief Financial Officer and Authorized Officer